SUPPLEMENT TO THE PROSPECTUS OF

          EVERGREEN SELECT INTERMEDIATE TERM MUNICIPAL BOND FUND (the "Fund")

     Effective immediately, the second paragraph under the section entitled "Investment Strategy" in the Fund's February 1, 1999, as amended June 18, 1999 prospectus is restated in its entirety as follows:

             "Under normal market conditions, the Fund invests its assets according to applicable guidelines issued by the Securities and Exchange Commission concerning investment in tax-exempt securities. The Fund may not change this investment policy without shareholder approval. To comply with this requirement the Fund normally invests at least 80% of its assets in securities exempt from federal income tax. Up to 20% of the Fund's assets may be invested in taxable obligations. The Fund may invest up to 100% of its assets in municipal bonds that are subject to the federal alternative minimum tax. The Fund may also invest up to 20% of its assets in below investment grade bonds (not rated below B by Standard & Poor's Rating Services). The Fund will maintain a dollar-weighted average maturity of three to ten years."




     November 12, 1999                                                    551332